TRUSTEE'S DISTRIBUTION STATEMENT

   THE                               TO THE HOLDERS OF:                 96-DHC-1
BANK OF                              The Bank of New York, as Trustee under the
     NEW                             Lehman Corporate Bond Backed
  YORK
                                                       CUSIP NUMBER: 219-87J-AB7

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                                      DECEMBER 02,2002

INTEREST ACCOUNT
Balance as of      June 03,2002                                                                                                $0.00
      Schedule Income received on securities................................................                             $533,375.00
      Unscheduled Income received on securities.............................................                                   $0.00
      Schedule Interest received from Swap Counterparty.....................................                                   $0.00
      Unscheduled Interest received from Swap Counterparty..................................                                   $0.00
      Interest Received on sale of Securties................................................                                   $0.00
LESS:
      Distribution to Beneficial Holders....................................................   $533,375.00
      Distribution to Swap Counterparty.....................................................         $0.00
      Trustee Fees..........................................................................         $0.00
      Fees allocated for third party expenses...............................................         $0.00
Balance as of      December 02,2002                                                               Subtotal                     $0.00


PRINCIPAL ACCOUNT
Balance as of      June 03,2002                                                                                                $0.00
      Scheduled Principal payment received on securities....................................                          $13,020,625.00
      Principal received on sale of securities..............................................                                   $0.00
LESS:
      Distribution to Beneficial Holders....................................................$13,020,625.00
      Distribution to Swap Counterparty.....................................................         $0.00
Balance as of      December 02,2002                                                               Subtotal                     $0.00
                                                                                                   Balance                     $0.00
                      UNDERLYING SECURITIES HELD AS OF:         December 02,2002
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Principal                                      Title of Security
Amount                                         -----------------
------                                      DAYTON HUDSON CORPORATION
    12,550,000                              CUSIP# : 293-753-BP0